Exhibit 10.20

EXECUTION COPY

[ARCH COAL]

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of November 11, 2011, is entered into among the VARIOUS ORIGINATORS PARTY TO THE AGREEMENT (as defined below) (each an “Originator”; and collectively, the “Originators”), each of the entities set forth on Schedule I hereto (each an “Additional Originator” and collectively, the “Additional Originators”), and ARCH COAL, INC., (the “Company”).

RECITALS

1.                                       The Company and the Originators are parties to the Purchase and Sale Agreement, dated as of February 3, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2.                                       Concurrently herewith, each of the Additional Originators is becoming a party to the Agreement pursuant to that certain Joinder Agreement, dated as of the date hereof, among each of the Additional Originators and the Company.

3.                                       The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                                Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.                                Amendments to the Agreement.  The Agreement is hereby amended as follows:

2.1                                 With respect to each Additional Originator, any reference in the Agreement to the “Closing Date” or “the date hereof” shall be deemed to be a reference to “ November 11, 2011”.

2.2                                 With respect to each Additional Originator, any reference in the Agreement to the “Cut-off Date” shall be deemed to be a reference to “October 31, 2011”.

2.3                                 The mailing address and facsimile number of each of the Additional Originators for which notices and other communications shall be delivered pursuant to Section 10.2 of the Agreement is as set forth under its name on Schedule II attached hereto.

2.4                                 Schedule I to the Agreement is hereby replaced in its entirety with Schedule III attached hereto.

2.5                                 Schedule II to the Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

2.6                                 Schedule IV to the Agreement is hereby replaced in its entirety with Schedule V attached hereto.

2.7                                 Schedule V to the Agreement is hereby replaced in its entirety with Schedule VI attached hereto.

SECTION 3.                                Representations and Warranties.  Each of the Originators and each of the Additional Originators hereby represents and warrants as follows:

(a)                                  Representations and Warranties.  The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.                                Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.                                Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment.

SECTION 6.                                Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 7.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8.                                Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Second Amendment to PSA (Arch Coal)

ORIGINATORS:

ARCH COAL SALES COMPANY, INC.
ARCH COAL TERMINAL, INC.
ARCH ENERGY RESOURCES, LLC
ARCH WESTERN RESOURCES, LLC
CANYON FUEL COMPANY, LLC
COAL-MAC, INC.
CUMBERLAND RIVER COAL COMPANY
LONE MOUNTAIN PROCESSING, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

Second Amendment to PSA (Arch Coal)

ADDITIONAL ORIGINATORS:

BRONCO MINING COMPANY, INC.
COALQUEST DEVELOPMENT LLC
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG ADDCAR SYSTEMS, LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG EASTERN, LLC
ICG EASTERN LAND, LLC
ICG HAZARD, LLC
ICG HAZARD LAND, LLC
ICG ILLINOIS, LLC
ICG, INC.
ICG KNOTT COUNTY, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL COAL GROUP, INC.
JULIANA MINING COMPANY, INC.
KING KNOB COAL CO., INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
PATRIOT MINING COMPANY, INC.
POWELL MOUNTAIN ENERGY, LLC
SIMBA GROUP, INC.
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

Second Amendment to PSA (Arch Coal)

CONSENT TO:

PNC BANK, National Association

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Second Amendment to PSA (Arch Coal)

Schedule I

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG ADDCAR Systems, LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern, LLC

ICG Eastern Land, LLC

ICG Hazard, LLC

ICG Hazard Land, LLC

ICG Illinois, LLC

ICG, Inc.

ICG Knott County, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Coal Group, Inc.

Juliana Mining Company, Inc.

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Powell Mountain Energy, LLC

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Second Amendment to PSA (Arch Coal)

Schedule I-1

Schedule II

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG ADDCAR Systems, LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern, LLC

ICG Eastern Land, LLC

ICG Hazard, LLC

ICG Hazard Land, LLC

ICG Illinois, LLC

ICG, Inc.

ICG Knott County, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Coal Group, Inc.

Juliana Mining Company, Inc.

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Powell Mountain Energy, LLC

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention: James E. Florczak

Telephone:314-994-2785

Facsimile: 314-994-2739

Second Amendment to PSA (Arch Coal)

Schedule II-1

Schedule III

Schedule I

LIST OF ORIGINATORS

Arch Coal Sales Company, Inc.

Arch Coal Terminal, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Canyon Fuel Company, LLC

Coal-Mac, Inc.

Cumberland River Coal Company

Lone Mountain Processing, Inc.

Mingo Logan Coal Company

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG ADDCAR Systems, LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern, LLC

ICG Eastern Land, LLC

ICG Hazard, LLC

ICG Hazard Land, LLC

ICG Illinois, LLC

ICG, Inc.

ICG Knott County, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Coal Group, Inc.

Juliana Mining Company, Inc.

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Powell Mountain Energy, LLC

Second Amendment to PSA (Arch Coal)

Schedule III-1

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Second Amendment to PSA (Arch Coal)

Schedule III-2

Schedule IV

Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location

Arch Coal Sales Company, Inc.	Delaware

Arch Coal Terminal, Inc.	Delaware

Arch Energy Resources, LLC	Delaware

Arch Western Resources, LLC	Delaware

Canyon Fuel Company, LLC	Delaware

Coal-Mac, Inc.	Kentucky

Cumberland River Coal Company	Delaware

Lone Mountain Processing, Inc.	Delaware

Mingo Logan Coal Company	Delaware

Mountain Coal Company, L.L.C.	Delaware

Thunder Basin Coal Company, L.L.C.	Delaware

Bronco Mining Company, Inc.	West Virginia

CoalQuest Development LLC	Delaware

Hawthorne Coal Company, Inc.	West Virginia

Hunter Ridge Coal Company	Delaware

Hunter Ridge Holdings, Inc.	Delaware

Hunter Ridge, Inc.	Delaware

ICG ADDCAR Systems, LLC	Delaware

ICG Beckley, LLC	Delaware

ICG East Kentucky, LLC	Delaware

ICG Eastern, LLC	Delaware

ICG Eastern Land, LLC	Delaware

ICG Hazard, LLC	Delaware

Second Amendment to PSA (Arch Coal)

Schedule IV-1

ICG Hazard Land, LLC	Delaware

ICG Illinois, LLC	Delaware

ICG, Inc.	Delaware

ICG Knott County, LLC	Delaware

ICG, LLC	Delaware

ICG Natural Resources, LLC	Delaware

ICG Tygart Valley, LLC	Delaware

International Coal Group, Inc.	Delaware

Juliana Mining Company, Inc.	West Virginia

King Knob Coal Co., Inc.	West Virginia

Marine Coal Sales Company	Delaware

Melrose Coal Company, Inc.	West Virginia

Patriot Mining Company, Inc.	West Virginia

Powell Mountain Energy, LLC	Delaware

Simba Group, Inc.	Delaware

Upshur Property, Inc.	Delaware

Vindex Energy Corporation	West Virginia

White Wolf Energy, Inc.	Virginia

Wolf Run Mining Company	West Virginia

Second Amendment to PSA (Arch Coal)

Schedule IV-2

Schedule V

Schedule IV

TRADE NAMES

Legal Name	Trade Names

Arch Coal Sales Company, Inc.

Arch Coal Terminal, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Canyon Fuel Company, LLC

Coal-Mac, Inc.	Phoenix Coal-Mac Mining, Inc.

Cumberland River Coal Company	Arch of the North Fork

Lone Mountain Processing, Inc.

Mingo Logan Coal Company

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG ADDCAR Systems, LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern, LLC

ICG Eastern Land, LLC

ICG Hazard, LLC

Second Amendment to PSA (Arch Coal)

Schedule V-1

ICG Hazard Land, LLC

ICG Illinois, LLC

ICG, Inc.

ICG Knott County, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Coal Group, Inc.

Juliana Mining Company, Inc.

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Powell Mountain Energy, LLC

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Second Amendment to PSA (Arch Coal)

Schedule V-2

Schedule VI

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATOR	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	-N/A	West Virginia	Mingo
Arch Coal Terminal, Inc.	-N/A	Kentucky	Boyd
Arch Western Resources, LLC	-N/A	Wyoming	Campbell
Canyon Fuel Company, LLC	- Dugout - Skyline	Utah	Carbon
Canyon Fuel Company, LLC	-Sufco	Utah	Sevier
Coal-Mac, Inc.	-Holden -Ragland / Phoenix	West Virginia	Logan
Coal-Mac, Inc.	-Ragland / Phoenix	West Virginia	Mingo
Cumberland River Coal Company	-Cumberland River (aka Pardee)	Kentucky	Letcher
Cumberland River Coal Company	-Cumberland River (aka Pardee)	Virginia	Wise
Lone Mountain Processing, Inc.	-Lone Mountain	Kentucky	Harlan
Lone Mountain Processing, Inc.	-N/A	Virginia	Lee
Mingo Logan Coal Company	-Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	- West Elk	Colorado	Gunnison

Second Amendment to PSA (Arch Coal)

Schedule VI-1

ORIGINATOR	MINEHEAD	STATE	COUNTY
Thunder Basin Coal Company, L.L.C.	- Black Thunder - Coal Creek	Wyoming	Campbell
Bronco Mining Company, Inc.	N/A
CoalQuest Development LLC	N/A
Hawthorne Coal Company, Inc.	N/A
Hunter Ridge Coal Company	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge, Inc.	N/A
ICG ADDCAR Systems, LLC	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	East Kentucky	Kentucky	Pike
ICG Eastern, LLC	Eastern	West Virginia	Webster
ICG Eastern Land, LLC	N/A
ICG Hazard, LLC	Hazard Flint Ridge	Kentucky Kentucky	Breathitt Breathitt
ICG Hazard Land, LLC	N/A
ICG Illinois, LLC	Viper	Illinois	Sangamon
ICG, Inc.	N/A
ICG Knott County, LLC	Knott County Raven	Kentucky Kentucky	Knott Knott
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
ICG Tygart Valley, LLC	Tygart Valley	West Virginia	Taylor
International Coal Group, Inc.	N/A

Second Amendment to PSA (Arch Coal)

Schedule VI-2

ORIGINATOR	MINEHEAD	STATE	COUNTY
Juliana Mining Company, Inc.	N/A
King Knob Coal Co., Inc.	N/A
Marine Coal Sales Company	N/A
Melrose Coal Company, Inc.	N/A
Patriot Mining Company, Inc.	Patriot Mining	West Virginia	Monogalia
Powell Mountain Energy, LLC	Powell Mountain	Kentucky	Harlan
Simba Group, Inc.	N/A
Upshur Property, Inc.	N/A
Vindex Energy Corporation	Vindex Energy Vindex Energy Vindex Energy	Maryland Maryland West Virginia	Allegany Garrett Grant
White Wolf Energy, Inc.	N/A
Wolf Run Mining Company	Buckhannon Harrison Buckhannon Harrison Sentinel	West Virginia West Virginia West Virginia	Upshur Harrison Barbour

Second Amendment to PSA (Arch Coal)

Schedule VI-3